UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4253

MFS SERIES TRUST XV

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2011*

*	This Form N-CSR pertains to the following series of the Registrant: MFS Diversified Target Return Fund. The remaining series of the Registrant, MFS Commodity Strategy Fund, has a fiscal year end of April 30.

ITEM 1.	REPORTS TO STOCKHOLDERS.

MFS® Diversified

Target Return Fund

ANNUAL REPORT

October 31, 2011

DTR-ANN

MFS® DIVERSIFIED TARGET RETURN FUND

SIPC Contact Information: You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (1-202-371-8300) or by accessing SIPC’s web site address (www.sipc.org).

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

We are indeed living through some volatile times. Economic uncertainty is everywhere, as it seems no place in the world has been unmoved by crisis this year. We have seen a devastating earthquake and tsunami that have led to disruptions in the Japanese markets and supply chains. Protests have changed the face of the Middle East and left in their wake lingering tensions and resultant higher oil prices. We have seen debt limits tested in Europe and the United States and policymakers grappling to craft often unpopular monetary and fiscal responses at a time when consumers and businesses struggle with what appears to be a slowing global economy. On top of all of that, we have seen long-term U.S. debt lose its Standard & Poor’s AAA rating.

When markets become volatile, managing risk becomes a top priority for investors and their advisors. At MFS® risk management is foremost in our minds in all market climates. Our analysts and portfolio managers keep risks firmly in mind when evaluating securities. Additionally, we have a team of quantitative analysts that measures and assesses the risk profiles of our portfolios and securities on an ongoing basis. The chief investment risk officer, who oversees the team, reports directly to the firm’s president and chief investment officer so the risk associated with each portfolio can be assessed objectively and independently of the portfolio management team.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

December 16, 2011

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure

		Active Security Selection (a)	Tactical Overlay (b)	Net Market Exposure (c)
Equity	U.S. Large Cap	34.3%	(29.0)%	5.3%
	Emerging Markets	3.4%	0.0%	3.4%
	U.S. Small/Mid Cap	21.6%	(19.1)%	2.5%
	Europe ex-U.K.	11.0%	(9.1)%	1.9%
	Developed - Middle East/Africa	0.8%	0.0%	0.8%
	United Kingdom	6.0%	(5.7)%	0.3%
	Japan	5.2%	(5.1)%	0.1%
	North America	0.7%	(1.3)%	(0.6)%
	Asia/Pacific ex-Japan	2.0%	(5.5)%	(3.5)%
Fixed Income	US Bonds	0.0%	65.6%	65.6%
	Europe ex-U.K.	0.0%	15.8%	15.8%
	United Kingdom	0.0%	9.4%	9.4%
	Emerging Markets	0.0%	5.7%	5.7%
	Asia/Pacific ex-Japan	0.0%	(5.1)%	(5.1)%
	Japan	0.0%	(10.8)%	(10.8)%
	Supranational	0.0%	(11.1)%	(11.1)%
Cash	Cash & Other Net Assets (d)	3.3%	(0.7)%	2.6%
	Derivative Offsets (e)	0.0%	17.7%	17.7%

Top ten holdings (c)
Goldman Sachs USD Fixed Rate Swap - 1.00 JUN 20 16	35.4%
U.S. Treasury Note 10YR Future - DEC 20 11	20.1%
Deutsche Bank EUR Fixed Rate Swap 2.469 SEP 14 21	15.8%
Markit Index CDX.NA Series 14 - 5.00 JUN 20 15	11.4%
Standard & Poors Index Option $1300.00 Call - DEC 17 11	11.2%
Citibank GBP Fixed Rate Swap - 2.55 SEP 13 21	9.4%
Deutsche Bank JPY Fixed Rate Swap - 1.275 MAR 25 21	(10.8)%
Deutsche Bank USD Fixed Rate Swap - 5.00 DEC 20 16	(11.1)%
S&P 400 Mid Cap E-Mini Future - DEC 16 11	(11.6)%
S&P 500 Future - DEC 15 11	(39.2)%

Portfolio Composition – continued

(a)	Represents the actively managed portion of the portfolio and for purposes of this presentation, components include the market value of securities, less any securities sold short. The bond component will include any accrued interest amounts. This also reflects the equivalent exposure of certain option positions. These amounts may be negative from time to time.
(b)	Represents the tactical overlay portion of the portfolio which is how the fund manages its exposure to markets and currencies through the use of derivative positions. Percentages reflect the equivalent exposure of those derivative positions.
(c)	For purposes of this presentation, the components include the market value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of all derivative positions. These amounts may be negative from time to time. The bond component will include any accrued interest amounts.
(d)	Cash & Other Net Assets includes cash, other assets (excluding interest receivable) less liabilities, short term securities, payables and/or receivables of the finance leg of interest rate swaps and the unrealized gain or loss in connection with forward currency exchange contracts.
(e)	Derivative Offsets represent the offsetting of the leverage produced by the fund’s derivative positions.

Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. The market value of derivatives may be different.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Percentages are based on net assets as of 10/31/11.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

The MFS Diversified Target Return Fund (the “fund”) seeks to achieve its investment objective through a combination of MFS’ individual security selection of primarily equity securities and a sub-advised derivatives overlay designed to manage the fund’s exposure to markets and currencies.

The fund’s investment strategy attempts to separate security selection decisions from market and currency exposure decisions. MFS seeks to identify issuers that it believes provide opportunities to generate returns over and above performance generated by movements in the applicable market. MFS generally seeks to diversify the fund’s investments in terms of market capitalization (e.g. small, mid and large cap), style (e.g. growth and value), and location (e.g. U.S. and foreign). The derivatives overlay attempts to reduce volatility compared to the overall equity market and to generate positive returns by adjusting the fund’s exposure to the markets and currencies resulting from MFS’ individual security selections.

For the twelve months ended October 31, 2011, Class A shares of the MFS Diversified Target Return Fund provided a total return of 3.25%, at net asset value. This compares with a return of 1.05% for the fund’s benchmark, the Barclays Capital 1-3 Year U.S. Treasury Bond Index.

Market Environment

Early in the period, the U.S. Federal Reserve (the Fed) indicated that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for, and subsequent implementation of, more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December agreement on a surprisingly large (relative to expectations) expansionary U.S. fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, global sovereign bond yields rose amidst the more “risk-seeking” environment.

However, towards the middle of the period, a weakening macroeconomic backdrop and renewed concerns over Greek debt sustainability began to challenge equity valuations and pushed high-quality sovereign bond yields lower. Towards the end of the reporting period, uncertainty in financial markets continued to increase. European policy makers debated and disagreed over elements of a new Greek bailout package, while Spanish and Italian bond yields increased markedly signaling a widening European crisis. In the U.S.,

Management Review – continued

concerns about sovereign debt default and the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply. As a result of these developments, global consumer and producer sentiment indicators fell precipitously, highly-rated sovereign bond yields hit multi-decade lows and, despite a more mixed picture emanating from the “hard” data, markets grew increasingly worried about a return to global recession.

Factors Affecting Performance

Overall, security selection was a positive contributor to performance, particularly in the international markets.

The derivatives overlay used to tactically manage the fund’s allocation across and within equity and fixed income markets also contributed positively benefiting from a long position in equity markets through most of the period when markets were up and preservation of this positive return through the use of hedges in the last few months of the period when markets sold off.

The derivatives overlay used to tactically manage the currency allocation held back performance, particularly the fund’s short exposures to the Australian and New Zealand dollars, which both appreciated against the U.S. dollar over the reporting period.

Respectfully,

Curt Custard	Jonathan Davies	Joseph Flaherty	Andreas Koester
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Natalie Shapiro
Portfolio Manager

Note to Shareholders: Philip Torres is no longer a co-manager of the fund.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 10/31/11

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

Performance Summary – continued

Total Returns through 10/31/11

Average annual without sales charge

Share class	Class inception date	1-yr	Life (t)
A	12/20/07	3.25%	(0.26)%
B	12/20/07	2.45%	(0.97)%
C	12/20/07	2.50%	(0.98)%
I	12/20/07	3.54%	0.02%
W	12/20/07	3.53%	(0.04)%
R1	12/20/07	2.42%	(1.00)%
R2	12/20/07	3.02%	(0.48)%
R3	12/20/07	3.20%	(0.25)%
R4	12/20/07	3.54%	0.01%
Comparative benchmark
Barclays Capital 1-3 Year U.S. Treasury Bond Index (f)		1.05%	2.95%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		(2.69)%	(1.78)%
B With CDSC (Declining over six years from 4% to 0%) (x)		(1.55)%	(1.58)%
C With CDSC (1% for 12 months) (x)		1.50%	(0.98)%

Class I, W, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Barclays Capital 1-3 Year U.S. Treasury Bond Index – measures the performance of Public obligations of the U.S. Treasury with a remaining maturity from 1 up to (but not including) 3 years.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, May 1, 2011 through October 31, 2011

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2011 through October 31, 2011.

For the period ended June 30, 2011, the expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/11	Ending Account Value 10/31/11	Expenses Paid During Period (p) 5/01/11-10/31/11
A	Actual	1.40%	$1,000.00	$1,012.04	$7.10
	Hypothetical (h)	1.40%	$1,000.00	$1,018.15	$7.12
B	Actual	2.15%	$1,000.00	$1,007.79	$10.88
	Hypothetical (h)	2.15%	$1,000.00	$1,014.37	$10.92
C	Actual	2.15%	$1,000.00	$1,007.80	$10.88
	Hypothetical (h)	2.15%	$1,000.00	$1,014.37	$10.92
I	Actual	1.15%	$1,000.00	$1,013.03	$5.84
	Hypothetical (h)	1.15%	$1,000.00	$1,019.41	$5.85
W	Actual	1.25%	$1,000.00	$1,011.94	$6.34
	Hypothetical (h)	1.25%	$1,000.00	$1,018.90	$6.36
R1	Actual	2.15%	$1,000.00	$1,007.81	$10.88
	Hypothetical (h)	2.15%	$1,000.00	$1,014.37	$10.92
R2	Actual	1.65%	$1,000.00	$1,011.01	$8.36
	Hypothetical (h)	1.65%	$1,000.00	$1,016.89	$8.39
R3	Actual	1.40%	$1,000.00	$1,010.93	$7.10
	Hypothetical (h)	1.40%	$1,000.00	$1,018.15	$7.12
R4	Actual	1.15%	$1,000.00	$1,013.03	$5.84
	Hypothetical (h)	1.15%	$1,000.00	$1,019.41	$5.85

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

10/31/11

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 84.9%
Issuer	Shares/Par	Value ($)

Aerospace - 2.0%
BE Aerospace, Inc. (a)	1,860	$70,178
Cobham PLC	15,636	45,117
HEICO Corp.	382	21,782
Honeywell International, Inc.	3,670	192,308
Huntington Ingalls Industries, Inc. (a)	158	4,661
Lockheed Martin Corp.	5,544	420,790
Moog, Inc., “A” (a)	510	19,752
Northrop Grumman Corp.	4,259	245,957
Precision Castparts Corp.	1,140	185,991
Rolls-Royce Holdings PLC	5,651	63,492
Rolls-Royce Holdings PLC, “C” (a)	409,584	659
United Technologies Corp.	3,690	287,746

		$1,558,433
Airlines - 0.3%
Allegiant Travel Co. (a)	480	$24,941
Copa Holdings S.A., “A”	610	42,133
Grupo Aeroportuario del Sureste S.A. de C.V., ADR	925	53,280
Qantas Airways Ltd. (a)	18,700	31,358
Spirit Airlines, Inc. (a)	2,660	43,784
Stagecoach Group PLC	11,680	46,491
United Continental Holdings, Inc. (a)	650	12,558

		$254,545
Alcoholic Beverages - 0.8%
Carlsberg Group	465	$31,245
Diageo PLC	9,995	207,155
Heineken N.V.	6,243	302,358
Pernod Ricard S.A.	717	66,814
Tsingtao Brewery Co. Ltd.	4,000	20,287

		$627,859
Apparel Manufacturers - 1.0%
Arezzo Indústria e Comércio S.A.	2,050	$27,105
Compagnie Financiere Richemont S.A.	753	42,725
Gerry Weber International AG	1,960	60,498
Hanesbrands, Inc. (a)	1,240	32,699
Jones Group, Inc.	770	8,601

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Apparel Manufacturers - continued
Li & Fung Ltd.	82,000	$158,292
LVMH Moet Hennessy Louis Vuitton S.A.	1,353	224,233
NIKE, Inc., “B”	760	73,226
PVH Corp.	1,260	93,757
Swatch Group Ltd.	56	23,481

		$744,617
Automotive - 1.3%
Bayerische Motoren Werke AG	1,635	$133,246
BorgWarner Transmission Systems, Inc. (a)	870	66,546
DENSO Corp.	2,200	67,937
Geely Automobile Holdings Ltd.	175,000	43,574
General Motors Co. (a)	2,650	68,503
GKN PLC	14,175	42,967
Goodyear Tire & Rubber Co. (a)	3,763	54,037
Honda Motor Co. Ltd.	3,300	99,467
Johnson Controls, Inc.	7,070	232,815
Lear Corp.	660	30,961
LKQ Corp. (a)	2,170	63,321
TRW Automotive Holdings Corp. (a)	1,230	51,783
USS Co. Ltd.	400	33,102

		$988,259
Biotechnology - 1.0%
Abcam PLC	8,205	$48,706
Actelion Ltd.	333	12,314
Alexion Pharmaceuticals, Inc. (a)	3,110	209,956
Alimera Sciences, Inc. (a)	310	2,204
Amgen, Inc.	4,650	266,306
Anacor Pharmaceuticals, Inc. (a)	1,430	9,681
Celgene Corp. (a)	1,247	80,843
Cepheid, Inc. (a)	350	12,558
Gen-Probe, Inc. (a)	1,020	61,302
Gilead Sciences, Inc. (a)	1,970	82,070

		$785,940
Broadcasting - 1.5%
CBS Corp., “B”	6,647	$171,559
Discovery Communications, Inc., “A” (a)	2,405	104,521
Fuji Television Network, Inc.	28	40,245
Interpublic Group of Cos., Inc.	3,070	29,104
Nielsen Holdings B.V. (a)	570	16,728
Nippon Television Network Corp.	690	97,712

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Broadcasting - continued
Omnicom Group, Inc.	1,395	$62,050
Publicis Groupe	2,699	130,459
Rightmove PLC	4,692	98,240
Viacom, Inc., “B”	5,560	243,806
Walt Disney Co.	4,250	148,240

		$1,142,664
Brokerage & Asset Managers - 1.4%
Aberdeen Asset Management PLC	7,927	$24,398
Affiliated Managers Group, Inc. (a)	2,320	214,855
Blackrock, Inc.	802	126,548
BM&F Bovespa S.A.	4,000	23,881
CME Group, Inc.	360	99,202
Computershare Ltd.	3,523	27,867
Daiwa Securities Group, Inc.	11,000	38,488
Deutsche Boerse AG (a)	1,356	75,052
Evercore Partners, Inc.	2,680	73,539
Franklin Resources, Inc.	760	81,039
GFI Group, Inc.	4,650	20,088
IG Group Holdings PLC	11,687	87,120
IntercontinentalExchange, Inc. (a)	620	80,526
Schroders PLC	2,378	54,469
TD AMERITRADE Holding Corp.	1,570	26,345

		$1,053,417
Business Services - 3.1%
Accenture PLC, “A”	6,420	$386,869
Amadeus Holdings AG	7,742	145,313
Brenntag AG	143	14,381
Brunel International N.V.	1,241	44,508
Bunzl PLC	4,089	52,687
Calix, Inc. (a)	2,870	24,998
Capita Group PLC	3,512	40,897
Cielo S.A.	1,778	47,121
Cognizant Technology Solutions Corp., “A” (a)	2,660	193,515
Compass Group PLC	19,940	180,983
Concur Technologies, Inc. (a)	1,430	66,524
Constant Contact, Inc. (a)	2,630	53,231
CoreLogic, Inc. (a)	1,600	19,472
Dun & Bradstreet Corp.	820	54,825
Equinix, Inc. (a)	117	11,233
Fiserv, Inc. (a)	150	8,831
FleetCor Technologies, Inc. (a)	4,210	117,712

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Business Services - continued
Gartner, Inc. (a)	1,990	$76,655
Infosys Technologies Ltd., ADR	360	21,092
Intertek Group PLC	4,217	138,544
Jones Lang LaSalle, Inc.	1,490	96,284
LPS Brasil - Consultoria de Imoveis S.A.	1,000	18,062
Michael Page International PLC	6,246	40,125
Mitsubishi Corp.	3,000	61,753
MSCI, Inc., “A” (a)	1,770	59,100
Multiplus S.A.	920	15,540
Nomura Research Institute Ltd.	6,000	135,515
Sodexo	993	71,552
Towers Watson & Co.	210	13,797
Verisk Analytics, Inc., “A” (a)	4,050	142,358
Western Union Co.	1,640	28,651

		$2,382,128
Cable TV - 0.6%
Charter Communications, Inc., “A” (a)	500	$22,970
Comcast Corp., “Special A”	7,240	166,520
DIRECTV, “A” (a)	2,640	120,014
Dish Network Corp., “A” (a)	780	18,853
Time Warner Cable, Inc.	1,985	126,425
Virgin Media, Inc.	1,614	39,349

		$494,131
Chemicals - 1.0%
3M Co.	3,320	$262,346
Celanese Corp.	4,170	181,604
CF Industries Holdings, Inc.	380	61,663
E.I. du Pont de Nemours & Co.	699	33,601
Givaudan S.A.	54	49,086
Monsanto Co.	400	29,100
Nufarm Ltd. (a)	16,179	79,502
PPG Industries, Inc.	753	65,067

		$761,969
Computer Software - 3.6%
Ariba, Inc. (a)	1,850	$58,608
Autodesk, Inc. (a)	5,020	173,692
Check Point Software Technologies Ltd. (a)	6,670	384,392
CommVault Systems, Inc. (a)	450	19,161
Compuware Corp. (a)	1,260	10,647
Dassault Systemes S.A.	1,690	142,216

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Computer Software - continued
Fair Isaac Corp.	850	$23,248
Informatica Corp. (a)	740	33,670
Intuit, Inc.	818	43,902
Microsoft Corp.	3,614	96,241
Nuance Communications, Inc. (a)	1,200	31,776
OBIC Co. Ltd.	510	97,575
Oracle Corp.	22,538	738,570
Parametric Technology Corp. (a)	3,000	62,490
Red Hat, Inc. (a)	4,810	238,817
Salesforce.com, Inc. (a)	302	40,217
SAP AG	815	49,112
SolarWinds, Inc. (a)	1,040	30,014
SuccessFactors, Inc. (a)	2,570	68,619
Symantec Corp. (a)	9,189	156,305
TIBCO Software, Inc. (a)	3,595	103,860
VeriSign, Inc.	3,647	117,032

		$2,720,164
Computer Software - Systems - 3.8%
Acer, Inc.	22,028	$25,056
Apple, Inc. (a)(s)	2,834	1,147,147
Aruba Networks, Inc. (a)	1,090	25,822
Asustek Computer, Inc.	3,660	25,444
BroadSoft, Inc. (a)	1,760	63,360
Canon, Inc.	2,100	95,899
Cornerstone OnDemand, Inc. (a)	1,290	18,589
EMC Corp. (a)	9,600	235,296
Hewlett-Packard Co.	3,820	101,650
International Business Machines Corp.	2,287	422,249
Konica Minolta Holdings, Inc.	19,000	138,401
MICROS Systems, Inc. (a)	1,850	91,057
National Instruments Corp.	1,000	26,710
NICE Systems Ltd., ADR (a)	2,680	95,837
PROS Holdings, Inc. (a)	900	14,274
Qlik Technologies, Inc. (a)	3,480	99,424
SciQuest, Inc. (a)	1,770	26,267
ServiceSource International, Inc. (a)	1,440	19,166
Tangoe, Inc. (a)	1,730	23,267
Teradata Corp. (a)	720	42,955
Velti PLC (a)	1,050	8,841
Venture Corp. Ltd.	4,000	21,346
Verifone Systems, Inc. (a)	1,440	60,782

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Computer Software - Systems - continued
Wincor Nixdorf AG	724	$40,433
Xerox Corp.	3,740	30,593

		$2,899,865
Conglomerates - 0.1%
Alfa S.A.B de C.V.	4,606	$53,670
Hutchison Whampoa Ltd.	5,000	45,683

		$99,353
Construction - 1.3%
Beacon Roofing Supply, Inc. (a)	880	$16,218
Bellway PLC	5,265	59,936
China Shanshui Cement Group Ltd.	35,000	26,112
Corporacion GEO S.A.B. de C.V. (a)	33,718	46,351
Geberit AG	452	92,486
Lennar Corp., “A”	1,270	21,006
Lennox International, Inc.	480	15,451
NVR, Inc. (a)	204	131,121
Owens Corning (a)	7,200	204,336
Pulte Homes, Inc. (a)	1,420	7,356
Sherwin-Williams Co.	1,590	131,509
Stanley Black & Decker, Inc.	3,824	244,162

		$996,044
Consumer Products - 1.4%
Avon Products, Inc.	1,250	$22,850
Christian Dior S.A.	518	73,063
Colgate-Palmolive Co.	1,250	112,963
Energizer Holdings, Inc. (a)	390	28,778
Henkel KGaA, IPS	2,245	133,215
International Flavors & Fragrances, Inc.	250	15,140
Kao Corp.	4,300	112,731
Kimberly-Clark Corp.	536	37,365
Kimberly-Clark de Mexico S.A. de C.V., “A”	6,000	34,135
Kose Corp.	1,000	23,882
L’occitane International S.A.	6,250	13,746
Newell Rubbermaid, Inc.	1,420	21,016
Prestige Brands Holdings, Inc. (a)	572	6,052
Procter & Gamble Co.	2,962	189,538
Reckitt Benckiser Group PLC	4,318	221,484
Uni-Charm Corp.	1,100	49,408

		$1,095,366

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Consumer Services - 0.5%
Anhanguera Educacional Participacoes S.A.	2,600	$38,239
H&R Block, Inc.	5,478	83,759
HomeAway, Inc. (a)	1,530	50,567
ITT Educational Services, Inc. (a)	814	50,435
MakeMyTrip Ltd. (a)	430	12,904
Priceline.com, Inc. (a)	205	104,083
Sotheby’s	1,640	57,761

		$397,748
Containers - 0.3%
Ball Corp.	3,000	$103,710
Brambles Ltd.	2,561	17,674
Greif, Inc.	430	19,255
Owens-Illinois, Inc.	760	15,261
Silgan Holdings, Inc.	1,230	46,174

		$202,074
Electrical Equipment - 2.1%
AMETEK, Inc.	3,395	$134,170
Amphenol Corp., “A”	410	19,471
Danaher Corp. (s)	9,040	437,084
General Electric Co.	9,970	166,599
Legrand S.A.	4,004	141,242
Mettler-Toledo International, Inc. (a)	340	52,224
MSC Industrial Direct Co., Inc., “A”	1,240	84,332
Schneider Electric S.A.	2,718	157,436
Sensata Technologies Holding B.V. (a)	1,280	38,323
Siemens AG	1,354	141,912
Spectris PLC	1,035	21,104
Tyco International Ltd.	4,633	211,033

		$1,604,930
Electronics - 2.1%
Advanced Micro Devices, Inc. (a)	4,546	$26,503
Altera Corp.	1,140	43,229
ARM Holdings PLC	5,090	47,681
ASM International N.V.	751	21,127
ASML Holding N.V.	4,731	198,371
ASML Holding N.V.	731	30,524
Broadcom Corp., “A”	1,120	40,421
Entegris, Inc. (a)	2,150	19,264
Halma PLC	5,128	27,545
Hittite Microwave Corp. (a)	690	36,294

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Electronics - continued
Infineon Technologies AG	5,031	$44,863
Intel Corp.	8,990	220,615
JDS Uniphase Corp. (a)	3,540	42,480
KLA-Tencor Corp.	420	19,778
Microchip Technology, Inc.	4,160	150,426
Monolithic Power Systems, Inc. (a)	1,740	21,680
Samsung Electronics Co. Ltd.	172	149,199
SanDisk Corp. (a)	1,360	68,911
Semtech Corp. (a)	1,120	27,350
Siliconware Precision Industries Co. Ltd., ADR	13,644	70,949
Stratasys, Inc. (a)	780	21,871
Taiwan Semiconductor Manufacturing Co. Ltd.	31,654	77,199
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	11,542	145,660
Veeco Instruments, Inc. (a)	800	21,352

		$1,573,292
Energy - Independent - 2.7%
Apache Corp.	1,780	$177,341
Bankers Petroleum Ltd. (a)	9,818	52,205
Berry Petroleum Corp.	310	10,711
Cabot Oil & Gas Corp.	3,590	279,015
Cairn Energy PLC (a)	16,902	79,607
Celtic Exploration Ltd. (a)	2,740	67,871
CNOOC Ltd.	18,000	34,021
Concho Resources, Inc. (a)	770	72,934
CONSOL Energy, Inc.	730	31,215
CVR Energy, Inc. (a)	2,050	50,758
Energy XXI (Bermuda) Ltd. (a)	1,399	41,089
EOG Resources, Inc.	290	25,935
EQT Corp.	3,080	195,580
EXCO Resources, Inc.	2,580	32,534
INPEX Corp.	29	190,792
LyondellBasell Industries N.V., “A”	430	14,130
Marathon Oil Corp.	1,950	50,759
Noble Energy, Inc.	890	79,513
Occidental Petroleum Corp.	2,960	275,102
Pinecrest Energy, Inc. (a)	7,360	17,869
Pioneer Natural Resources Co.	640	53,696
QEP Resources, Inc.	1,142	40,598
Reliance Industries Ltd.	3,021	53,914
SM Energy Co.	1,240	102,808

		$2,029,997

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Energy - Integrated - 3.3%
BG Group PLC	5,587	$121,075
BP PLC	36,001	265,364
Chevron Corp.	6,594	692,700
ConocoPhillips	1,220	84,973
Exxon Mobil Corp. (s)	10,199	796,440
Hess Corp.	360	22,522
OAO Gazprom, ADR	3,080	35,688
Royal Dutch Shell PLC, “A”	10,377	366,510
Royal Dutch Shell PLC, ADR	1,420	100,692
Suncor Energy, Inc.	1,359	43,289

		$2,529,253
Engineering - Construction - 0.7%
Fluor Corp.	4,140	$235,359
JGC Corp.	8,000	224,608
Keppel Corp. Ltd.	6,200	46,330
Outotec Oyj	634	29,302

		$535,599
Food & Beverages - 3.6%
Barry Callebaut AG	13	$12,332
Britvic PLC	12,471	66,023
Bunge Ltd.	1,440	88,949
Coca-Cola Co.	970	66,270
Coca-Cola Enterprises, Inc.	9,085	243,660
Corn Products International, Inc.	290	14,065
Dr Pepper Snapple Group, Inc.	5,452	204,177
General Mills, Inc.	7,220	278,187
Green Mountain Coffee Roasters, Inc. (a)	1,792	116,516
Groupe Danone	6,785	469,017
J.M. Smucker Co.	645	49,678
Kellogg Co.	630	34,152
Kerry Group PLC	1,129	42,148
Kraft Foods, Inc., “A”	3,600	126,648
McCormick & Co., Inc.	310	15,054
Mead Johnson Nutrition Co., “A”	2,540	182,499
Nestle S.A.	8,541	494,265
PepsiCo, Inc. (s)	3,380	212,771
Want Want China Holdings Ltd.	30,000	27,627

		$2,744,038

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Food & Drug Stores - 1.2%
Cosmos Pharmaceutical Corp.	900	$41,784
CVS Caremark Corp.	5,630	204,369
Dairy Farm International Holdings Ltd.	5,400	43,740
Kroger Co.	8,147	188,847
Lawson, Inc.	4,100	231,478
Metro, Inc., “A”	210	10,290
Sun Art Retail Group Ltd. (a)	3,000	3,885
Tesco PLC	28,640	184,582
Whole Foods Market, Inc.	248	17,886

		$926,861
Gaming & Lodging - 0.6%
Ameristar Casinos, Inc.	700	$12,950
Carnival Corp.	590	20,774
Las Vegas Sands Corp. (a)	620	29,109
Morgans Hotel Group Co. (a)	3,180	20,702
Pinnacle Entertainment, Inc. (a)	2,400	27,168
Royal Caribbean Cruises Ltd.	2,700	80,244
Sands China Ltd. (a)	46,000	135,345
WMS Industries, Inc. (a)	1,750	38,343
Wynn Resorts Ltd.	786	104,381

		$469,016
General Merchandise - 1.2%
Costco Wholesale Corp.	510	$42,458
Daiei, Inc. (a)	2,250	8,526
Dollar General Corp. (a)	4,745	188,187
Kohl’s Corp.	1,710	90,647
Lojas Renner S.A.	1,400	42,452
Macy’s, Inc.	7,727	235,905
Target Corp.	6,160	337,260

		$945,435
Health Maintenance Organizations - 0.6%
Aetna, Inc.	6,049	$240,508
Humana, Inc.	1,280	108,659
Odontoprev S.A.	800	12,591
UnitedHealth Group, Inc.	770	36,952
WellPoint, Inc.	1,036	71,380

		$470,090

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Insurance - 3.5%
ACE Ltd.	2,480	$178,932
Admiral Group PLC	2,659	50,125
Aflac, Inc.	4,424	199,478
AIA Group Ltd.	23,600	71,181
Allied World Assurance Co.	2,180	126,658
Amlin PLC	14,744	67,802
Aon Corp.	3,280	152,914
Assurant, Inc.	1,710	65,903
Berkshire Hathaway, Inc., “B” (a)	130	10,122
Catlin Group Ltd.	3,527	22,460
Chubb Corp.	2,180	146,169
Euler Hermes	196	14,200
Everest Re Group Ltd.	340	30,573
Genworth Financial, Inc. (a)	1,740	11,101
Hanover Insurance Group, Inc.	570	21,751
Hartford Financial Services Group, Inc.	6,240	120,120
Hiscox Ltd.	16,112	98,367
ING Groep N.V. (a)	20,809	180,247
Jardine Lloyd Thompson Group PLC	2,650	30,462
MetLife, Inc.	5,390	189,512
Muenchener Ruckversicherungs-Gesellschaft AG	185	24,800
Prudential Financial, Inc.	5,620	304,604
SNS REAAL Groep N.V. (a)	8,754	24,312
Storebrand A.S.A.	10,754	65,629
Swiss Re Ltd.	3,186	174,262
Symetra Financial Corp.	1,960	18,169
Travelers Cos., Inc.	2,090	121,950
Unum Group	1,140	27,178
Willis Group Holdings PLC	1,440	52,286
Zurich Financial Services AG	208	47,802

		$2,649,069
Internet - 1.4%
eBay, Inc. (a)	1,670	$53,156
Google, Inc., “A” (a)	1,085	643,014
LinkedIn Corp., “A” (a)	930	83,607
LogMeIn, Inc. (a)	410	16,675
OpenTable, Inc. (a)	1,580	69,299
QuinStreet, Inc. (a)	2,070	23,784
Shutterfly, Inc. (a)	1,640	68,339
TechTarget, Inc. (a)	1,990	14,746
WebMD Health Corp. (a)	990	35,591

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Internet - continued
Yahoo Japan Corp.	95	$30,650

		$1,038,861
Leisure & Toys - 0.2%
Hasbro, Inc.	2,560	$97,434
Mattel, Inc.	900	25,416
Sankyo Co. Ltd.	400	20,904

		$143,754
Machinery & Tools - 1.8%
Charter International PLC	1,580	$22,721
Cummins, Inc.	1,360	135,225
Douglas Dynamics, Inc.	690	10,364
Eaton Corp.	630	28,237
Finning International, Inc.	2,100	49,090
Flowserve Corp.	780	72,298
GEA Group AG	3,413	93,848
GLORY Ltd.	5,100	108,340
Herman Miller, Inc.	1,310	27,052
IPG Photonics Corp. (a)	220	11,629
Joy Global, Inc.	2,140	186,608
Kone Oyj, “B”	744	40,904
Neopost S.A.	686	52,239
Nordson Corp.	490	22,721
Polypore International, Inc. (a)	2,420	126,929
Regal Beloit Corp.	224	11,901
Schindler Holding AG	1,447	170,119
Sinotruk (Hong Kong) Ltd.	26,500	15,564
Timken Co.	5	211
Titan Machinery, Inc. (a)	110	2,566
Union Tool Co.	2,600	46,912
United Rentals, Inc. (a)	1,380	32,306
WABCO Holdings, Inc. (a)	2,580	129,542

		$1,397,326
Major Banks - 3.6%
Bank of America Corp.	6,790	$46,376
Bank of New York Mellon Corp.	4,180	88,950
Barclays PLC	19,130	59,145
BNP Paribas	2,306	102,246
Comerica, Inc.	818	20,900
Credit Suisse Group AG	4,109	118,446
Erste Group Bank AG	2,341	49,879

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Major Banks - continued
Goldman Sachs Group, Inc.	2,030	$222,387
HSBC Holdings PLC	33,443	291,839
JPMorgan Chase & Co. (s)	16,590	576,668
Julius Baer Group Ltd.	3,429	128,981
KeyCorp	8,940	63,116
Mitsubishi UFJ Financial Group, Inc.	9,800	42,454
National Australia Bank Ltd.	2,489	66,437
PNC Financial Services Group, Inc.	3,310	177,780
Standard Chartered PLC	7,979	185,878
State Street Corp.	1,175	47,458
Sumitomo Mitsui Financial Group, Inc.	5,100	142,183
SunTrust Banks, Inc.	2,010	39,657
UniCredito Italiano S.p.A.	12,015	14,008
Wells Fargo & Co.	6,540	169,451
Westpac Banking Corp.	5,700	132,667

		$2,786,906
Medical & Health Technology & Services - 2.2%
Air Methods Corp. (a)	280	$22,630
Allscripts Healthcare Solutions, Inc. (a)	1,420	27,193
AmerisourceBergen Corp.	5,258	214,526
Brookdale Senior Living, Inc. (a)	3,250	53,885
Cerner Corp. (a)	2,400	152,232
Cross Country Healthcare, Inc. (a)	1,087	5,435
DaVita, Inc. (a)	890	62,300
Diagnosticos da America S.A.	11,700	93,022
Fleury S.A.	2,900	36,570
Fresenius Medical Care AG & Co. KGaA	692	50,345
Healthcare Services Group, Inc.	1,210	20,994
Hogy Medical Co. Ltd.	1,000	42,351
IDEXX Laboratories, Inc. (a)	920	66,231
IPC The Hospitalist Co., Inc. (a)	360	15,095
Kobayashi Pharmaceutical Co. Ltd.	800	39,750
LifePoint Hospitals, Inc. (a)	550	21,263
Lincare Holdings, Inc.	440	10,362
McKesson Corp.	2,570	209,584
Miraca Holdings, Inc.	6,300	239,576
Patterson Cos., Inc.	2,460	77,416
Quest Diagnostics, Inc.	730	40,734
RHÖN-KLINIKUM AG	3,420	68,171
SXC Health Solutions Corp. (a)	870	40,733
Teleflex, Inc.	410	24,543

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Medical & Health Technology & Services - continued
Universal Health Services, Inc.	250	$9,990
VCA Antech, Inc. (a)	2,590	52,629

		$1,697,560
Medical Equipment - 2.6%
Align Technology, Inc. (a)	440	$10,133
Becton, Dickinson & Co.	910	71,189
CareFusion Corp. (a)	580	14,848
Cochlear Ltd.	849	51,866
Cooper Cos., Inc.	1,290	89,397
Covidien PLC	4,103	193,005
DENTSPLY International, Inc.	730	26,981
DexCom, Inc. (a)	2,550	24,965
DIASORIN S.p.A.	1,279	41,399
Edwards Lifesciences Corp. (a)	700	52,794
Endologix, Inc. (a)	1,930	21,018
Essilor International S.A.	898	64,959
Heartware International, Inc. (a)	240	16,303
Intuitive Surgical, Inc. (a)	80	34,709
Masimo Corp.	2,470	51,080
Medtronic, Inc.	5,620	195,239
Nihon Kohden Corp.	900	21,079
NxStage Medical, Inc. (a)	2,450	56,326
Pall Corp.	1,380	70,615
PerkinElmer, Inc.	1,110	22,944
Sirona Dental Systems, Inc. (a)	480	22,992
Smith & Nephew PLC	3,648	33,283
Sonova Holding AG	1,404	148,023
St. Jude Medical, Inc.	2,170	84,630
Synthes, Inc. (n)	649	108,591
Thermo Fisher Scientific, Inc. (a)	7,463	375,165
Thoratec Corp. (a)	690	25,192
Uroplasty, Inc. (a)	3,940	17,769
Volcano Corp. (a)	480	11,966
Waters Corp. (a)	194	15,543

		$1,974,003
Metals & Mining - 1.2%
BHP Billiton Ltd.	2,273	$88,986
Cliffs Natural Resources, Inc.	3,602	245,728
Freeport-McMoRan Copper & Gold, Inc.	1,081	43,521
Globe Specialty Metals, Inc.	1,690	28,172
Iluka Resources Ltd.	5,814	96,651

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Metals & Mining - continued
Maanshan Iron & Steel Co. Ltd.	96,000	$28,082
Molycorp, Inc. (a)	390	14,925
Rio Tinto Ltd.	467	33,486
Rio Tinto PLC	2,690	145,458
Steel Authority of India Ltd.	6,040	13,794
Sumitomo Metal Industries Ltd.	10,000	18,835
Teck Resources Ltd., “B”	2,806	112,493
Usinas Siderurgicas de Minas Gerais S.A., ADR	6,903	48,321

		$918,452
Natural Gas - Distribution - 0.4%
AGL Resources, Inc.	2,380	$99,817
NorthWestern Corp.	570	19,637
ONEOK, Inc.	1,192	90,652
Spectra Energy Corp.	770	22,045
Tokyo Gas Co. Ltd.	16,000	68,725
Vectren Corp.	670	19,015

		$319,891
Natural Gas - Pipeline - 0.2%
Enagas S.A.	3,572	$70,332
Kinder Morgan, Inc.	870	24,882
Williams Cos., Inc.	2,955	88,975

		$184,189
Network & Telecom - 1.3%
Acme Packet, Inc. (a)	3,600	$130,356
Cisco Systems, Inc.	2,730	50,587
Ericsson, Inc., “B”	12,357	128,634
F5 Networks, Inc. (a)	1,630	169,439
Finisar Corp. (a)	1,320	27,047
Fortinet, Inc. (a)	7,060	162,804
Nokia Oyj	3,563	24,010
Polycom, Inc. (a)	4,000	66,120
Qualcomm, Inc.	2,341	120,796
Riverbed Technology, Inc. (a)	1,060	29,235
Vtech Holdings Ltd.	5,600	51,637

		$960,665
Oil Services - 1.7%
AMEC PLC	2,830	$41,916
Atwood Oceanics, Inc. (a)	540	23,080
Cameron International Corp. (a)	4,550	223,587

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Oil Services - continued
Dresser-Rand Group, Inc. (a)	5,220	$252,648
Ensco International PLC, ADR	1,450	72,007
FMC Technologies, Inc. (a)	1,830	82,021
Halliburton Co.	4,970	185,679
National Oilwell Varco, Inc.	580	41,371
Saipem S.p.A.	817	36,294
Schlumberger Ltd.	1,924	141,356
Schoeller-Bleckmann Nooter Apparatetechnik GMBH	795	62,660
Technip	440	41,601
Transocean, Inc.	1,760	100,584

		$1,304,804
Other Banks & Diversified Financials - 3.0%
Aeon Credit Service Co. Ltd.	3,800	$56,836
Air Lease Corp. (a)	760	16,971
Akbank T.A.S.	5,680	20,649
Anglo Irish Bank Corp. PLC (a)	10,470	0
Associated Banc-Corp.	2,350	26,203
Banco Santander Brasil S.A., ADR	11,330	103,103
BankUnited, Inc.	1,800	39,222
Brookline Bancorp, Inc.	3,390	28,340
Capital One Financial Corp.	4,170	190,402
CapitalSource, Inc.	2,250	14,310
Chiba Bank Ltd.	14,000	85,829
China Construction Bank	93,420	67,905
CIT Group, Inc. (a)	540	18,819
Citigroup, Inc.	7,616	240,589
Credicorp Ltd.	430	46,775
Discover Financial Services	11,962	281,825
DNB A.S.A.	2,961	34,243
Fifth Third Bancorp	5,000	60,050
First Interstate BancSystem, Inc.	1,410	17,822
First Republic Bank (a)	1,590	44,043
Hachijuni Bank Ltd.	3,000	16,674
HDFC Bank Ltd.	3,154	31,513
HDFC Bank Ltd., ADR	1,250	39,575
ICICI Bank Ltd.	3,701	69,791
Joyo Bank Ltd.	4,000	16,753
Jyske Bank (a)	1,355	39,327
Komercni Banka A.S.	269	51,874
MasterCard, Inc., “A”	650	225,706
People’s United Financial, Inc.	1,980	25,245

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Other Banks & Diversified Financials - continued
PT Bank Rakyat Indonesia (Persero) Tbk	33,000	$24,652
Sapporo Hokuyo Holdings, Inc.	2,900	9,524
Siam Commercial Bank Public Co. Ltd.	7,500	28,659
SLM Corp.	1,470	20,095
Sydbank A/S	354	6,529
TCF Financial Corp.	2,710	28,834
Unione di Banche Italiane S.c.p.A.	1,707	6,458
United Overseas Bank Ltd.	1,000	13,553
Visa, Inc., “A”	1,758	163,951
Wintrust Financial Corp.	2,010	58,049
Zions Bancorporation	830	14,409
Zipcar, Inc. (a)	1,090	22,291

		$2,307,398
Pharmaceuticals - 3.6%
Abbott Laboratories	7,489	$403,432
Allergan, Inc.	520	43,742
Bayer AG	4,486	286,116
Genomma Lab Internacional S.A., “B” (a)	15,100	31,464
GlaxoSmithKline PLC	6,038	135,339
Hisamitsu Pharmaceutical Co., Inc.	400	16,119
Hospira, Inc. (a)	490	15,411
Johnson & Johnson	6,230	401,150
Merck & Co., Inc.	640	22,080
Novo Nordisk A/S, “B”	341	36,009
Perrigo Co.	790	71,321
Pfizer, Inc.	23,159	446,042
Pharmasset, Inc. (a)	530	37,312
Roche Holding AG	2,241	368,429
Sanofi	2,457	175,880
Santen Pharmaceutical Co. Ltd.	4,000	149,157
Teva Pharmaceutical Industries Ltd., ADR	2,530	103,351

		$2,742,354
Pollution Control - 0.4%
Republic Services, Inc.	5,240	$149,130
Stericycle, Inc. (a)	1,120	93,610
Waste Connections, Inc.	2,605	88,700

		$331,440
Precious Metals & Minerals - 0.4%
Coeur d’Alene Mines Corp. (a)	2,170	$55,487
Colossus Minerals, Inc. (a)	2,270	16,168

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Precious Metals & Minerals - continued
Goldcorp, Inc.	470	$22,955
Newcrest Mining Ltd.	2,504	88,209
Newmont Mining Corp.	930	62,152
Stillwater Mining Co. (a)	2,030	23,061

		$268,032
Printing & Publishing - 0.2%
Lamar Advertising Co., “A” (a)	520	$11,695
Moody’s Corp.	3,678	130,532
UBM PLC	1,606	13,080

		$155,307
Railroad & Shipping - 0.7%
Canadian National Railway Co.	1,300	$101,946
CSX Corp.	3,150	69,962
East Japan Railway Co.	900	54,652
Kansas City Southern Co. (a)	2,500	157,925
Kuehne & Nagel International AG	370	45,803
Union Pacific Corp.	820	81,647

		$511,935
Real Estate - 0.8%
Annaly Mortgage Management, Inc., REIT	9,760	$164,456
Ascendas Real Estate Investment Trust, REIT	37,000	60,178
Big Yellow Group PLC, REIT	3,370	14,146
BioMed Realty Trust, Inc., REIT	1,540	27,889
Brasil Brokers Participacoes S.A.	4,800	19,403
Deutsche Wohnen AG	2,953	43,412
Entertainment Properties Trust, REIT	870	38,976
GSW Immobilien AG (a)	1,958	63,804
Hang Lung Properties Ltd.	16,000	58,233
Mack-Cali Realty Corp., REIT	823	23,093
Midland Holdings Ltd.	92,000	44,687
Public Storage, Inc., REIT	140	18,067

		$576,344
Restaurants - 0.5%
Ajisen (China) Holdings Ltd.	27,000	$38,496
Arcos Dorados Holdings, Inc.	920	21,528
McDonald’s Corp.	2,840	263,694
P.F. Chang’s China Bistro, Inc.	470	14,617
Starbucks Corp.	1,690	71,555

		$409,890

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Specialty Chemicals - 2.1%
Air Products & Chemicals, Inc.	830	$71,496
Airgas, Inc.	5,070	349,574
Akzo Nobel N.V.	3,812	200,454
Chugoku Marine Paints Ltd.	3,000	21,240
Ecosynthetix, Inc. (a)(z)	650	4,721
Elementis PLC	28,981	66,788
FMC Corp.	450	35,501
Kansai Paint Co. Ltd.	6,000	56,443
L’Air Liquide S.A.	354	45,722
Linde AG	1,478	235,085
Nippon Paint Co. Ltd.	4,000	30,510
Nitto Denko Corp.	800	33,671
Praxair, Inc.	431	43,820
Rockwood Holdings, Inc. (a)	2,340	107,734
Shin-Etsu Chemical Co. Ltd.	2,400	123,274
Sika AG	35	68,514
Symrise AG	4,479	115,356
Valspar Corp.	510	17,784

		$1,627,687
Specialty Stores - 2.7%
Abc-Mart, Inc.	1,100	$43,107
Abercrombie & Fitch Co., “A”	2,566	190,910
Advance Auto Parts, Inc.	790	51,405
Amazon.com, Inc. (a)	491	104,833
American Eagle Outfitters, Inc.	1,100	14,443
Children’s Place Retail Store, Inc. (a)	280	13,146
Citi Trends, Inc. (a)	2,070	25,647
Esprit Holdings Ltd.	29,082	42,034
Francesca’s Holdings Corp. (a)	4,010	102,937
Hennes & Mauritz AB, “B”	2,510	82,780
Home Depot, Inc.	1,700	60,860
IAC/InterActiveCorp	1,220	49,813
Industria de Diseno Textil S.A.	1,520	137,596
Nitori Co. Ltd.	500	47,824
O’Reilly Automotive, Inc. (a)	300	22,815
PetSmart, Inc.	4,490	210,806
Ross Stores, Inc.	3,122	273,893
Sally Beauty Holdings, Inc. (a)	1,750	33,583
Staples, Inc.	1,040	15,558
Tiffany & Co.	2,290	182,582
Tractor Supply Co.	1,880	133,367

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Specialty Stores - continued
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	167	$11,237
Urban Outfitters, Inc. (a)	7,260	197,835
Zumiez, Inc. (a)	780	17,745

		$2,066,756
Telecommunications - Wireless - 1.1%
KDDI Corp.	30	$219,471
MetroPCS Communications, Inc. (a)	3,817	32,445
MTN Group Ltd.	1,987	34,444
NII Holdings, Inc. (a)	1,310	30,824
SBA Communications Corp. (a)	930	35,424
Tim Participacoes S.A., ADR	4,363	113,613
Vodafone Group PLC	128,442	356,206

		$822,427
Telephone Services - 1.8%
American Tower Corp., “A” (a)	5,040	$277,704
AT&T, Inc.	10,680	313,031
CenturyLink, Inc.	3,354	118,262
China Unicom Ltd.	70,000	140,937
Frontier Communications Corp.	3,020	18,905
Royal KPN N.V.	9,184	119,998
TDC A/S	5,165	42,414
Telecom Italia S.p.A.	18,190	22,602
Telecom Italia S.p.A.	75,535	79,513
Telefonica Brasil S.A., ADR	3,484	101,106
Verizon Communications, Inc.	3,520	130,170

		$1,364,642
Tobacco - 2.0%
Altria Group, Inc.	11,219	$309,083
British American Tobacco PLC	2,509	114,818
Japan Tobacco, Inc.	38	190,505
Philip Morris International, Inc.	8,179	571,467
Reynolds American, Inc.	4,030	155,880
Swedish Match AB	5,046	174,131

		$1,515,884
Trucking - 0.6%
Atlas Air Worldwide Holdings, Inc. (a)	750	$28,890
Expeditors International of Washington, Inc.	4,070	185,592
Swift Transportation Co. (a)	2,880	25,632
TNT Express N.V.	960	8,109

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Trucking - continued
United Parcel Service, Inc., “B”	870	$61,109
Yamato Holdings Co. Ltd.	10,300	170,737

		$480,069
Utilities - Electric Power - 1.6%
AES Corp. (a)	18,740	$210,263
American Electric Power Co., Inc.	3,560	139,837
American Water Works Co., Inc.	350	10,684
CenterPoint Energy, Inc.	2,440	50,850
CEZ AS	1,309	55,350
CMS Energy Corp.	5,920	123,254
Constellation Energy Group, Inc.	370	14,689
DTE Energy Co.	360	18,760
Edison International	1,270	51,562
Energias de Portugal S.A.	11,065	34,800
Entergy Corp.	710	49,111
Fortum Oyj	2,648	64,425
GenOn Energy, Inc. (a)	3,490	10,645
Great Plains Energy, Inc.	940	19,496
Integrys Energy Group, Inc.	800	42,328
International Power PLC	9,506	51,540
Northeast Utilities	700	24,199
NRG Energy, Inc. (a)	841	18,014
OGE Energy Corp.	330	17,074
PG&E Corp.	2,870	123,123
PPL Corp.	650	19,091
Public Service Enterprise Group, Inc.	510	17,187
Tractebel Energia S.A.	1,730	27,711
Tractebel Energia S.A., ADR	2,536	40,449
Wisconsin Energy Corp.	760	24,647

		$1,259,089
Total Common Stocks (Identified Cost, $47,320,884)		$64,847,821

Convertible Preferred Stocks - 0.1%
Automotive - 0.0%
General Motors Co., 4.75%	490	$20,364
Utilities - Electric Power - 0.1%
PPL Corp., 9.5%	1,390	$79,022
Total Convertible Preferred Stocks (Identified Cost, $93,763)		$99,386

Portfolio of Investments – continued

Call Options Purchased - 0.5%
Issuer/Expiration Date/Strike Price	Number of Contracts	Value ($)

Standard & Poors - December 2011 @ $1,300 (Premiums Paid, $471,035)	210	$378,000

Put Options Purchased - 0.0%
Intel Corp. - November 2011 @ $25 (Premiums Paid, $2,602)	12	$1,128

Issuer	Shares/Par
Money Market Funds (v) - 0.7%
MFS Institutional Money Market Portfolio, 0.07%, at Cost and Net Asset Value	526,738	$526,738
Total Investments (Identified Cost, $48,415,022)		$65,853,073

Securities Sold Short - (0.1)%
Computer Software - Systems - 0.0%
Dell, Inc. (a)	(1,140)	$(18,023)

Food & Beverages - (0.1)%
Campbell Soup Co.	(1,380)	$(45,885)
Total Securities Sold Short (Proceeds Received, $59,736)		$(63,908)

Issuer/Expiration Date/Strike Price	Number of Contracts
Put Options Written - 0.0%
Amazon.com, Inc. - January 2012 @ $210 (Premiums Received, $877)	(1)	$(1,400)

Other Assets, Less Liabilities - 13.9%		10,635,134
Net Assets - 100.0%		$76,422,899

(a)	Non-income producing security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $108,591 representing 0.1% of net assets.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short and/or certain derivative transactions. At October 31, 2011, the value of securities pledged amounted to $570,238.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

Portfolio of Investments – continued

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Ecosynthetix, Inc.	7/28/11	$6,148	$4,721
% of Net assets			0%

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt
IPS	International Preference Stock
LIBOR	London Interbank Offered Rate
PLC	Public Limited Company
REIT	Real Estate Investment Trust
TIIE	Interbank Equilibrium Interest Rate

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan Renminbi
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar

Derivative Contracts at 10/31/11

Forward Foreign Currency Exchange Contracts at 10/31/11

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	AUD	JPMorgan Chase Bank N.A.	1,465,000	11/22/11	$1,547,317	$1,540,252	$7,065
SELL	BRL	JPMorgan Chase Bank N.A.	760,000	11/23/11	466,974	440,236	26,738
SELL	CAD	JPMorgan Chase Bank N.A.	1,175,000	11/23/11	1,190,907	1,178,335	12,572

Portfolio of Investments – continued

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
BUY	CHF	JPMorgan Chase Bank N.A.	900,000	1/20/12	$1,004,352	$1,026,788	$22,436
SELL	CHF	JPMorgan Chase Bank N.A.	2,385,000	11/23/11	3,057,398	2,717,670	339,728
BUY	CNY	JPMorgan Chase Bank N.A.	9,626,250	4/19/12	1,510,000	1,517,744	7,744
BUY	EUR	JPMorgan Chase Bank N.A.	9,795,000	12/22/11-1/20/12	13,470,407	13,547,307	76,900
SELL	EUR	Goldman Sachs International	19,785,000	11/23/11	28,441,134	27,370,965	1,070,169
SELL	EUR	JPMorgan Chase Bank N.A.	965,000	11/23/11	1,362,199	1,335,000	27,199
SELL	GBP	JPMorgan Chase Bank N.A.	1,030,000	11/23/11	1,685,187	1,655,849	29,338
SELL	JPY	JPMorgan Chase Bank N.A.	288,600,000	12/22/11	3,767,034	3,695,230	71,804
BUY	MXN	Goldman Sachs International	21,038,081	12/22/11	1,530,000	1,571,076	41,076
SELL	NZD	JPMorgan Chase Bank N.A.	1,180,000	12/22/11	972,921	950,903	22,018
SELL	PLN	JPMorgan Chase Bank N.A.	2,680,000	1/20/12	844,441	835,575	8,866
SELL	SEK	JPMorgan Chase Bank N.A.	5,780,000	11/23/11	894,382	885,851	8,531

							$1,772,184

Liability Derivatives
SELL	AUD	JPMorgan Chase Bank N.A.	7,195,000	12/22/11-1/20/12	$7,257,221	$7,515,470	$(258,249)
BUY	CAD	JPMorgan Chase Bank N.A.	395,000	11/23/11	399,250	396,121	(3,129)
SELL	CNY	JPMorgan Chase Bank N.A.	3,510,000	11/22/11	551,721	552,335	(614)
SELL	GBP	JPMorgan Chase Bank N.A.	1,510,000	1/20/12	2,368,681	2,425,941	(57,260)
SELL	HKD	JPMorgan Chase Bank N.A.	6,500,000	1/20/12	836,336	837,147	(811)
BUY	KRW	JPMorgan Chase Bank N.A.	2,368,000,000	11/22/11	2,201,051	2,133,592	(67,459)
SELL	KRW	JPMorgan Chase Bank N.A.	1,001,753,000	11/22/11	820,000	902,589	(82,589)
BUY	MXN	JPMorgan Chase Bank N.A.	58,200,000	12/22/11	4,463,870	4,346,242	(117,628)

Portfolio of Investments – continued

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
BUY	MYR	JPMorgan Chase Bank N.A.	10,113,000	11/22/11	$3,386,238	$3,292,423	$(93,815)
SELL	MYR	JPMorgan Chase Bank N.A.	5,236,520	11/22/11	1,640,000	1,704,820	(64,820)
SELL	NZD	JPMorgan Chase Bank N.A.	6,935,000	1/20/12	5,459,578	5,577,381	(117,803)
BUY	PLN	JPMorgan Chase Bank N.A.	7,820,000	12/22/11	2,471,896	2,445,016	(26,880)
SELL	SGD	JPMorgan Chase Bank N.A.	565,000	1/20/12	441,887	450,294	(8,407)

							$(899,464)

Futures Contracts Outstanding at 10/31/11

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Equity Futures
Canadian S&P/TSX 60 Index (Short)	CAD	7	$978,560	December - 2011	$10,836

Interest Rate Futures
AUD Treasury Note 10 yr (Short)	AUD	33	$3,882,391	December - 2011	$73,331
U.S. Treasury Note 10 yr (Long)	USD	119	15,358,438	December - 2011	11,273

					84,604

					$95,440

Liability Derivatives
Equity Futures
DJ Euro Stoxx 50 (Short)	EUR	161	$5,275,329	December - 2011	$(805,142)
E-mini NASDAQ-100 Future (Short)	USD	15	706,800	December - 2011	(57,585)
E-mini S&P MidCap 400 (Short)	USD	100	8,861,000	December - 2011	(618,460)
FTSE 100 Index (Short)	GBP	49	4,316,126	December - 2011	(277,450)
Hang Seng Index (Short)	HKD	10	1,243,297	November - 2011	(37,062)
MSCI Singapore Free Index (Short)	SGD	17	869,536	November - 2011	(7,050)
OMX Index (Short)	SEK	111	1,673,900	November - 2011	(89,600)

Portfolio of Investments – continued

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
Russell 2000 Index Mini (Short)	USD	78	$5,766,540	December - 2011	$(529,464)
SPI 200 Index (Short)	AUD	18	2,005,176	December - 2011	(60,121)
S&P 500 Future (Short)	USD	96	29,983,200	December - 2011	(2,300,486)
Topix Index (Short)	JPY	40	3,817,384	December - 2011	(26,257)

					$(4,808,677)

Swap Agreements at 10/31/11

Expiration		Notional Amount	Counterparty	Cash Flows to Receive	Cash Flows to Pay	Fair Value
Asset Derivatives
Interest Rate Swaps
3/26/21	MXN	52,356,000	Deutsche Bank	7.75% (fixed rate)	TIIE (floating rate)	$437,847

Liability Derivatives
Interest Rate Swaps
4/11/16	USD	5,363,000	Deutsche Bank	3-Month LIBOR	2.494% (fixed rate)	$(327,119)
3/25/21	JPY	642,000,000	Deutsche Bank	6-Month LIBOR	1.2675% (fixed rate)	(240,157)
9/13/21	GBP	4,500,000	Citibank N.A.	2.55% (fixed rate)	6-Month LIBOR	(78,839)
9/14/21	EUR	8,800,000	Deutsche Bank	2.469% (fixed rate)	6-Month LIBOR	(97,377)

						$(743,492)

Credit Default Swaps
6/20/15	USD	8,750,000	JPMorgan Chase Bank (a)	5.00% (fixed rate)	(1)	$(4,877)
6/20/16	USD	27,200,000	Goldman Sachs International (b)	1.00% (fixed rate)	(2)	(156,696)
6/20/16	USD	4,400,000	Deutsche Bank (c)	1.00% (fixed rate)	(2)	(25,348)
12/20/16	USD	7,600,000	Deutsche Bank (d)	(3)	5.00% (fixed rate)	(803,180)

						$(990,101)

						$(1,733,593)

(1)	Fund, as protection seller, to pay notional amount upon a defined credit event by a reference obligation specified in the CDX.NA.HY.14 Index, a B rated credit default index. The fund entered into the contract to manage market/sector exposure.
(2)	Fund, as protection seller, to pay notional amount upon a defined credit event by a reference obligation specified in the CDX.NA.IG.16 Index, a BBB+ rated credit default index. The fund entered into the contract to manage market/sector exposure.
(3)	Fund, as protection buyer, to receive notional amount upon a defined credit event by a reference obligation specified in the CDX.EM.16 Index.
(a)	Net unamortized premiums received by the fund amounted to $175,972.
(b)	Net unamortized premiums received by the fund amounted to $1,511.
(c)	Net unamortized premiums received by the fund amounted to $49,380.
(d)	Net unamortized premiums received by the fund amounted to $858,378.

Portfolio of Investments – continued

The credit ratings presented here are an indicator of the current payment/performance risk of the related swap, the reference obligation for which may be either a single security or, in the case of a credit default index, a basket of securities issued by corporate or sovereign issuers. Ratings are assigned to each reference security, including each individual security within a reference basket of securities, utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). The ratings for a credit default index are calculated by MFS as a weighted average of the external credit ratings of the individual securities that compose the index’s reference basket of securities.

At October 31, 2011, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/11

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $47,888,284)	$65,326,335
Underlying affiliated funds, at cost and value	526,738
Total investments, at value (identified cost, $48,415,022)	$65,853,073
Restricted cash	5,800,554
Foreign currency, at value (identified cost, $148,258)	149,562
Deposits with brokers	88,355
Receivables for
Forward foreign currency exchange contracts	1,772,184
Daily variation margin on open futures contracts	2,274,112
Investments sold	4,753,184
Fund shares sold	176,686
Interest and dividends	120,035
Swaps, at value	437,847
Receivable from investment adviser	43,423
Total assets	$81,469,015
Liabilities
Payable to custodian	$704,113
Payables for
Securities sold short, at value (proceeds received, $59,736)	63,908
Forward foreign currency exchange contracts	899,464
Investments purchased	1,201,113
Fund shares reacquired	145,704
Swaps, at value (net unamortized premiums received, $1,085,241)	1,733,593
Written options outstanding, at value (premiums received, $877)	1,400
Payable to affiliates
Shareholder servicing costs	48,200
Distribution and service fees	3,642
Payable for independent Trustees’ compensation	17
Accrued expenses and other liabilities	244,962
Total liabilities	$5,046,116
Net assets	$76,422,899
Net assets consist of
Paid-in capital	$117,365,437
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $433 deferred country tax)	13,394,780
Accumulated net realized gain (loss) on investments and foreign currency transactions	(56,393,347)
Undistributed net investment income	2,056,029
Net assets	$76,422,899
Shares of beneficial interest outstanding	8,308,922

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$41,358,053	4,473,035	$9.25
Class B	3,957,556	436,650	9.06
Class C	18,845,295	2,084,490	9.04
Class I	10,737,191	1,150,550	9.33
Class W	288,634	30,954	9.32
Class R1	130,858	14,485	9.03
Class R2	119,189	12,989	9.18
Class R3	104,637	11,306	9.25
Class R4	881,486	94,463	9.33

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $9.81 [100 / 94.25 x $9.25]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, W, R1, R2, R3, and R4.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/11

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$2,781,088
Dividends from underlying affiliated funds	11,690
Foreign taxes withheld	(104,692)
Total investment income	$2,688,086
Expenses
Management fee	$1,334,411
Distribution and service fees	423,640
Shareholder servicing costs	376,884
Administrative services fee	30,889
Independent Trustees’ compensation	6,079
Custodian fee	278,207
Shareholder communications	30,770
Auditing fees	87,969
Legal fees	2,394
Dividend and interest expense on securities sold short	1,507
Miscellaneous	192,944
Total expenses	$2,765,694
Fees paid indirectly	(1,603)
Reduction of expenses by investment adviser	(634,521)
Net expenses	$2,129,570
Net investment income	$558,516
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions (net of $8,120 country tax)	$41,593,690
Written option transactions	40,874
Futures contracts	(13,227,190)
Swap transactions	5,919,446
Securities sold short	(4,645)
Foreign currency transactions	(10,438,472)
Net realized gain (loss) on investments and foreign currency transactions	$23,883,703
Change in unrealized appreciation (depreciation)
Investments (net of $10,220 decrease in deferred country tax)	$(27,351,729)
Written options	10,392
Futures contracts	3,546,176
Swap transactions	(2,000,360)
Securities sold short	713
Translation of assets and liabilities in foreign currencies	5,038,478
Net unrealized gain (loss) on investments and foreign currency translation	$(20,756,330)
Net realized and unrealized gain (loss) on investments and foreign currency	$3,127,373
Change in net assets from operations	$3,685,889

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 10/31
	2011	2010
Change in net assets
From operations
Net investment income	$558,516	$593,980
Net realized gain (loss) on investments and foreign currency transactions	23,883,703	12,964,104
Net unrealized gain (loss) on investments and foreign currency translation	(20,756,330)	(1,084,126)
Change in net assets from operations	$3,685,889	$12,473,958
Distributions declared to shareholders
From net investment income	$(4,700,065)	$—
Change in net assets from fund share transactions	$(124,128,577)	$(6,533,567)
Total change in net assets	$(125,142,753)	$5,940,391
Net assets
At beginning of period	201,565,652	195,625,261
At end of period (including undistributed net investment income of $2,056,029 and $3,071,392, respectively)	$76,422,899	$201,565,652

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 10/31
	2011	2010	2009		2008 (c)
Net asset value, beginning of period	$9.17	$8.60	$10.45		$12.00
Income (loss) from investment operations
Net investment income (d)	$0.04	$0.03	$0.06		$0.07
Net realized and unrealized gain (loss) on investments and foreign currency	0.26	0.54	0.00	(g)(w)	(1.61)
Total from investment operations	$0.30	$0.57	$0.06		$(1.54)
Less distributions declared to shareholders
From net investment income	$(0.22)	$—	$—		$(0.01)
From net realized gain on investments	—	—	(1.91)		—
Total distributions declared to shareholders	$(0.22)	$—	$(1.91)		$(0.01)
Net asset value, end of period	$9.25	$9.17	$8.60		$10.45
Total return (%) (r)(s)(t)(x)	3.25	6.63	3.16		(12.85	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.85	1.75	1.85		2.12	(a)
Expenses after expense reductions (f)	1.40	1.40	1.40		1.41	(a)
Net investment income	0.46	0.33	0.73		0.64	(a)
Portfolio turnover	69	85	138		92
Net assets at end of period (000 omitted)	$41,358	$70,790	$83,020		$142,605
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.40	1.40	1.40		N/A

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 10/31
	2011	2010	2009		2008 (c)
Net asset value, beginning of period	$8.98	$8.49	$10.40		$12.00
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03)	$(0.04)	$(0.00	)(w)	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	0.25	0.53	0.00	(g)(w)	(1.62)
Total from investment operations	$0.22	$0.49	$0.00	(w)	$(1.59)
Less distributions declared to shareholders
From net investment income	$(0.14)	$—	$—		$(0.01)
From net realized gain on investments	—	—	(1.91)		—
Total distributions declared to shareholders	$(0.14)	$—	$(1.91)		$(0.01)
Net asset value, end of period	$9.06	$8.98	$8.49		$10.40
Total return (%) (r)(s)(t)(x)	2.45	5.77	2.47		(13.28	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.61	2.50	2.56		2.82	(a)
Expenses after expense reductions (f)	2.15	2.15	2.12		2.06	(a)
Net investment income (loss)	(0.28)	(0.42)	(0.04)		0.25	(a)
Portfolio turnover	69	85	138		92
Net assets at end of period (000 omitted)	$3,958	$5,704	$6,870		$8,909
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	2.15	2.15	2.12		N/A

See Notes to Financial Statements

Financial Highlights – continued

Class C	Years ended 10/31
	2011	2010	2009		2008 (c)
Net asset value, beginning of period	$8.97	$8.48	$10.39		$12.00
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03)	$(0.04)	$(0.00	)(w)	$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	0.25	0.53	0.00	(g)(w)	(1.64)
Total from investment operations	$0.22	$0.49	$0.00	(w)	$(1.60)
Less distributions declared to shareholders
From net investment income	$(0.15)	$—	$—		$(0.01)
From net realized gain on investments	—	—	(1.91)		—
Total distributions declared to shareholders	$(0.15)	$—	$(1.91)		$(0.01)
Net asset value, end of period	$9.04	$8.97	$8.48		$10.39
Total return (%) (r)(s)(t)(x)	2.50	5.78	2.47		(13.37	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.61	2.51	2.56		2.91	(a)
Expenses after expense reductions (f)	2.15	2.15	2.12		2.06	(a)
Net investment income (loss)	(0.28)	(0.43)	(0.05)		0.37	(a)
Portfolio turnover	69	85	138		92
Net assets at end of period (000 omitted)	$18,845	$28,513	$29,495		$39,368
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	2.15	2.15	2.12		N/A

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 10/31
	2011	2010	2009	2008 (c)
Net asset value, beginning of period	$9.25	$8.66	$10.48	$12.00
Income (loss) from investment operations
Net investment income (d)	$0.06	$0.05	$0.03	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	0.26	0.54	0.06 (g)	(1.57)
Total from investment operations	$0.32	$0.59	$0.09	$(1.51)
Less distributions declared to shareholders
From net investment income	$(0.24)	$—	$—	$(0.01)
From net realized gain on investments	—	—	(1.91)	—
Total distributions declared to shareholders	$(0.24)	$—	$(1.91)	$(0.01)
Net asset value, end of period	$9.33	$9.25	$8.66	$10.48
Total return (%) (r)(s)(x)	3.54	6.81	3.50	(12.59	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.55	1.52	1.47	1.65	(a)
Expenses after expense reductions (f)	1.15	1.15	1.15	1.06	(a)
Net investment income	0.60	0.57	0.42	0.58	(a)
Portfolio turnover	69	85	138	92
Net assets at end of period (000 omitted)	$10,737	$93,425	$73,185	$92
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.15	1.15	1.15	N/A

See Notes to Financial Statements

Financial Highlights – continued

Class W	Years ended 10/31
	2011	2010	2009		2008 (c)
Net asset value, beginning of period	$9.23	$8.65	$10.47		$12.00
Income (loss) from investment operations
Net investment income (d)	$0.04	$0.04	$0.09		$0.14
Net realized and unrealized gain (loss) on investments and foreign currency	0.28	0.54	0.00	(g)(w)	(1.66)
Total from investment operations	$0.32	$0.58	$0.09		$(1.52)
Less distributions declared to shareholders
From net investment income	$(0.23)	$—	$—		$(0.01)
From net realized gain on investments	—	—	(1.91)		—
Total distributions declared to shareholders	$(0.23)	$—	$(1.91)		$(0.01)
Net asset value, end of period	$9.32	$9.23	$8.65		$10.47
Total return (%) (r)(s)(x)	3.53	6.71	3.51		(12.67	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.65	1.59	1.67		2.11	(a)
Expenses after expense reductions (f)	1.25	1.25	1.20		1.16	(a)
Net investment income	0.40	0.46	1.06		1.43	(a)
Portfolio turnover	69	85	138		92
Net assets at end of period (000 omitted)	$289	$1,753	$2,064		$10,982
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.25	1.25	1.20		N/A

See Notes to Financial Statements

Financial Highlights – continued

Class R1	Years ended 10/31
	2011	2010	2009	2008 (c)
Net asset value, beginning of period	$8.97	$8.48	$10.39	$12.00
Income (loss) from investment operations
Net investment loss (d)	$(0.02)	$(0.04)	$(0.01)	$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	0.24	0.53	0.01 (g)	(1.56)
Total from investment operations	$0.22	$0.49	$0.00 (w)	$(1.60)
Less distributions declared to shareholders
From net investment income	$(0.16)	$—	$—	$(0.01)
From net realized gain on investments	—	—	(1.91)	—
Total distributions declared to shareholders	$(0.16)	$—	$(1.91)	$(0.01)
Net asset value, end of period	$9.03	$8.97	$8.48	$10.39
Total return (%) (r)(s)(x)	2.42	5.78	2.47	(13.37	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.63	2.51	2.55	2.65	(a)
Expenses after expense reductions (f)	2.15	2.15	2.12	2.06	(a)
Net investment loss	(0.23)	(0.43)	(0.07)	(0.40	)(a)
Portfolio turnover	69	85	138	92
Net assets at end of period (000 omitted)	$131	$101	$95	$99
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	2.15	2.15	2.12	N/A

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Years ended 10/31
	2011	2010	2009	2008 (c)
Net asset value, beginning of period	$9.11	$8.57	$10.44	$12.00
Income (loss) from investment operations
Net investment income (d)	$0.02	$0.01	$0.03	$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	0.25	0.53	0.01 (g)	(1.56)
Total from investment operations	$0.27	$0.54	$0.04	$(1.55)
Less distributions declared to shareholders
From net investment income	$(0.20)	$—	$—	$(0.01)
From net realized gain on investments	—	—	(1.91)	—
Total distributions declared to shareholders	$(0.20)	$—	$(1.91)	$(0.01)
Net asset value, end of period	$9.18	$9.11	$8.57	$10.44
Total return (%) (r)(s)(x)	3.02	6.30	2.95	(12.93	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.12	2.01	2.05	2.15	(a)
Expenses after expense reductions (f)	1.65	1.65	1.62	1.56	(a)
Net investment income	0.24	0.08	0.39	0.08	(a)
Portfolio turnover	69	85	138	92
Net assets at end of period (000 omitted)	$119	$132	$95	$93
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.65	1.65	1.62	N/A

See Notes to Financial Statements

Financial Highlights – continued

Class R3	Years ended 10/31
	2011	2010	2009	2008 (c)
Net asset value, beginning of period	$9.18	$8.62	$10.46	$12.00
Income (loss) from investment operations
Net investment income (d)	$0.05	$0.03	$0.05	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	0.24	0.53	0.02 (g)	(1.56)
Total from investment operations	$0.29	$0.56	$0.07	$(1.53)
Less distributions declared to shareholders
From net investment income	$(0.22)	$—	$—	$(0.01)
From net realized gain on investments	—	—	(1.91)	—
Total distributions declared to shareholders	$(0.22)	$—	$(1.91)	$(0.01)
Net asset value, end of period	$9.25	$9.18	$8.62	$10.46
Total return (%) (r)(s)(x)	3.20	6.50	3.27	(12.76	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.87	1.76	1.80	1.90	(a)
Expenses after expense reductions (f)	1.40	1.40	1.37	1.31	(a)
Net investment income	0.50	0.32	0.64	0.33	(a)
Portfolio turnover	69	85	138	92
Net assets at end of period (000 omitted)	$105	$101	$95	$92
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.40	1.40	1.37	N/A

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Years ended 10/31
	2011	2010	2009		2008 (c)
Net asset value, beginning of period	$9.25	$8.66	$10.49		$12.00
Income (loss) from investment operations
Net investment income (d)	$0.07	$0.05	$0.08		$0.14
Net realized and unrealized gain (loss) on investments and foreign currency	0.25	0.54	(0.00	)(g)(w)	(1.64)
Total from investment operations	$0.32	$0.59	$0.08		$(1.50)
Less distributions declared to shareholders
From net investment income	$(0.24)	$—	$—		$(0.01)
From net realized gain on investments	—	—	(1.91)		—
Total distributions declared to shareholders	$(0.24)	$—	$(1.91)		$(0.01)
Net asset value, end of period	$9.33	$9.25	$8.66		$10.49
Total return (%) (r)(s)(x)	3.54	6.81	3.40		(12.50	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.62	1.52	1.56		1.98	(a)
Expenses after expense reductions (f)	1.15	1.15	1.12		1.06	(a)
Net investment income	0.73	0.57	0.99		1.43	(a)
Portfolio turnover	69	85	138		92
Net assets at end of period (000 omitted)	$881	$1,045	$706		$1,136
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.15	1.15	1.12		N/A

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, December 20, 2007, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	Total returns have been calculated on net asset values which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Diversified Target Return Fund (the fund) is a series of MFS Series Trust XV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in derivatives as part of its principal investment strategy. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicators on which the derivative is based. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales

Notes to Financial Statements – continued

reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swaps are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant

Notes to Financial Statements – continued

movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forward foreign currency exchange contracts, swap contracts, and written options.

Notes to Financial Statements – continued

The following is a summary of the levels used as of October 31, 2011 in valuing the fund's assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$43,157,601	$—	$—	$43,157,601
United Kingdom	379,854	4,227,183	—	4,607,037
Japan	—	3,953,389	—	3,953,389
Switzerland	170,119	1,935,541	—	2,105,660
France	14,200	1,958,680	—	1,972,880
Germany	373,941	1,299,709	—	1,673,650
Netherlands	378,618	751,391	—	1,130,009
Brazil	808,287	—	—	808,287
Australia	—	714,704	—	714,704
Other Countries	1,927,122	3,275,996	0	5,203,118
Mutual Funds	526,738	—	—	526,738
Total Investments	$47,736,480	$18,116,593	$0	$65,853,073
Short Sales	$(63,908)	—	—	$(63,908)

Other Financial Instruments
Futures	$(4,289,028)	$(424,209)	$—	$(4,713,237)
Swaps	—	(1,295,746)	—	(1,295,746)
Forward Currency Contracts	—	872,720	—	872,720
Written Options	(1,400)	—	—	(1,400)

For further information regarding security characteristics, see the Portfolio of Investments. At October 31, 2011, the fund held 1 level 3 security valued at $0, which was also held and valued at $0 at October 31, 2010.

Of the level 2 investments presented above, equity investments amounting to $10,561,150 would have been considered level 1 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund's policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange

Notes to Financial Statements – continued

rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives in an attempt to reduce volatility compared to the overall equity markets and to generate positive returns by adjusting the fund’s exposure to markets and currencies resulting from the fund’s individual security selections. Derivatives are used to increase the fund’s exposure to markets or currencies to which the fund’s individual security selections have resulted in no or little exposure. Alternatively, the fund uses derivatives to decrease its exposure to markets or currencies to which the fund’s individual security selections have resulted in exposure. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase or decrease market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. The volume of derivative activity, based on month-end notional amounts during the period, was as follows for the year ended October 31, 2011:

	Percentage of Net Assets
	Forwards	Futures	Swaps	Options
Average Notional Amount Outstanding	178.43%	94.08%	98.47%	1.14%
Notional Amount Outstanding as of October 31, 2011	123.06%	110.88%	111.31%	0.50%

Notional amounts outstanding are at absolute value and are determined, when applicable, by netting notional amounts of contracts to buy and sell the same underlying instrument with the same counterparty and the same settlement date.

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2011 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$84,604	$—
Interest Rate	Interest Rate Swaps	437,847	(743,492)
Foreign Exchange	Forward Foreign Currency Exchange	1,772,184	(899,464)
Equity	Equity Futures	10,836	(4,808,677)
Equity	Purchased Equity Options	379,128	—
Equity	Written Equity Options	—	(1,400)
Credit	Credit Default Swaps	—	(990,101)
Total		$2,684,599	$(7,443,134)

(a)	The value of purchased options outstanding is included in total investments, at value, within the fund's Statement of Assets and Liabilities. The value of futures contracts outstanding includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund's Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2011 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Transactions	Foreign Currency Transactions	Investment Transactions (Purchased Options)	Written Options
Interest Rate	$11,051	$3,214,788	$—	$—	$(532,855)
Foreign Exchange	—	—	(9,431,492)	(292,326)	268,150
Equity	(13,238,241)	—	—	(1,251,849)	305,579
Credit	—	2,704,658	—	—	—
Total	$(13,227,190)	$5,919,446	$(9,431,492)	$(1,544,175)	$40,874

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended October 31, 2011 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Transactions	Translation of Assets and Liabilities in Foreign Currencies	Investments (Purchased Options)	Written Options
Interest Rate	$84,604	$(308,907)	$—	$—	$(35,413)
Foreign Exchange	—	—	5,043,918	23,750	46,328
Equity	3,461,572	—	—	(236,825)	(523)
Credit	—	(1,691,453)	—	—	—
Total	$3,546,176	$(2,000,360)	$5,043,918	$(213,075)	$10,392

Notes to Financial Statements – continued

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Written Options – In exchange for a premium, the fund wrote call options on securities that it anticipated the price would decline and also wrote put options on securities that it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

Notes to Financial Statements – continued

The premium received is initially recorded as a liability on the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.

At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker. For over-the-counter options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.

Written Option Transactions

	Number of Contracts	Premiums Received	Par Amount of Contracts	Premiums Received
Outstanding, beginning of period	—	$—	$34,519,000	$469,380
Options written	1,114	1,023,442	15,502,000	170,916
Options closed	(588)	(842,817)	(26,300,000)	(372,145)
Options expired	(525)	(179,748)	(23,721,000)	(268,151)
Outstanding, end of period	1	$877	$—	$—

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may be used to hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or to increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities or currency.

Notes to Financial Statements – continued

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market, interest rate or currency exposure. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Notes to Financial Statements – continued

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency transactions.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Swap Agreements – The fund entered into swap agreements. A swap is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap transactions in the Statement of Operations. The value of the swap, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded on the Statement of Assets and Liabilities. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap transactions in the Statement of Operations. Amounts paid or received at the inception of the swap are reflected as premiums paid or received on the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early

Notes to Financial Statements – continued

termination is recorded as a realized gain or loss on swap transactions in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. To address counterparty risk, swap transactions are limited to only highly-rated counterparties. The risk is further mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

The fund entered into interest rate swaps in order to manage its exposure to interest or foreign exchange rate fluctuations. Interest rate swap agreements involve the periodic exchange of cash flows, between the fund and a counterparty, based on the difference between two interest rates applied to a notional principal amount. The two interest rates exchanged may either be a fixed rate and a floating rate or two floating rates based on different indices.

The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

The fund entered into credit default swaps in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap, the protection buyer can make an upfront payment and will make a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the rare cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although contract-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant contract. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and

Notes to Financial Statements – continued

obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations.

Credit default swaps are considered to have credit-risk-related contingent features since they trigger payment by the protection seller to the protection buyer upon the occurrence of a defined credit event. The aggregate fair value of credit default swaps in a net liability position as of October 31, 2011 is disclosed in the footnotes to the Portfolio of Investments. As discussed earlier in this note, collateral requirements for these swaps are based generally on the market value of the swap netted against collateral requirements for other types of over-the-counter derivatives traded under each counterparty’s ISDA Master Agreement. The maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the contract’s deliverable obligation. If a defined credit event had occurred as of October 31, 2011, the swaps’ credit-risk-related contingent features would have been triggered and, for those swaps in a net liability position for which the fund is the protection seller, the fund in order to settle these swaps would have been required to either (1) pay the swap’s notional value of $40,350,000 less the value of the contracts’ related deliverable obligations as decided through an ISDA auction or (2) pay the notional value of the swaps in return for physical receipt of the deliverable obligations.

The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be

Notes to Financial Statements – continued

recognized as a fund expense. During the year ended October 31, 2011, this expense amounted to $1,507. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Indemnifications – Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund's custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended October 31, 2011, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Notes to Financial Statements – continued

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	10/31/11	10/31/10
Ordinary income (including any short-term capital gains)	$4,700,065	$—

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/11
Cost of investments	$53,218,948
Gross appreciation	13,962,753
Gross depreciation	(1,328,628)
Net unrealized appreciation (depreciation)	$12,634,125
Undistributed ordinary income	2,064,476
Capital loss carryforwards	(54,198,769)
Other temporary differences	(1,442,370)

As of October 31, 2011, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

10/31/17	$(42,354,260)
10/31/18	(11,844,509)
Total	$(54,198,769)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses

Notes to Financial Statements – continued

are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 10/31/11	Year ended 10/31/10
Class A	$1,530,561	$—
Class B	87,497	—
Class C	475,742	—
Class I	2,527,561	—
Class W	46,771	—
Class R1	1,778	—
Class R2	2,958	—
Class R3	2,451	—
Class R4	24,746	—
Total	$4,700,065	$—

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1.5 billion of average daily net assets	0.75%
Average daily net assets in excess of $2.5 billion	0.65%

The management fee incurred for the year ended October 31, 2011 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

MFS has engaged UBS Global Asset Management (Americas) Inc. (UBS) as a sub-adviser to the fund to manage the fund’s exposure to markets and currencies through the use of derivative instruments. The fund is not responsible for paying the sub-advisory fee. MFS pays UBS a sub-advisory fee at the following annual rates:

First $1 billion of average daily net assets	0.28%
Next $1.5 billion of average daily net assets	0.185%
Average daily net assets in excess of $2.5 billion	0.16%

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses,

Notes to Financial Statements – continued

such that total annual fund operating expenses do not exceed the following rates annually of the fund’s average daily net assets.

Class A	Class B	Class C	Class I	Class W	Class R1	Class R2	Class R3	Class R4
1.40%	2.15%	2.15%	1.15%	1.25%	2.15%	1.65%	1.40%	1.15%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until February 28, 2013. For the year ended October 31, 2011, this reduction amounted to $633,882 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $5,527 for the year ended October 31, 2011, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$132,654
Class B	0.75%	0.25%	1.00%	1.00%	47,860
Class C	0.75%	0.25%	1.00%	1.00%	239,858
Class W	0.10%	—	0.10%	0.10%	1,153
Class R1	0.75%	0.25%	1.00%	1.00%	1,201
Class R2	0.25%	0.25%	0.50%	0.50%	656
Class R3	—	0.25%	0.25%	0.25%	258
Total Distribution and Service Fees					$423,640

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2011 based on each class’ average daily net assets.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 24 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred

Notes to Financial Statements – continued

sales charges are paid to MFD and during the year ended October 31, 2011, were as follows:

Amount
Class A	$5,505
Class B	14,920
Class C	5,164

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended October 31, 2011, the fee was $28,006, which equated to 0.0189% annually of the fund's average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended October 31, 2011, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $101,121.

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. As of July 1, 2011, the fund is no longer an underlying fund selection of the MFS fund-of-funds. For the period ended June 30, 2011, these costs for the fund amounted to $247,757 and are reflected in the shareholder servicing costs on the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2011 was equivalent to an annual effective rate of 0.0208% of the fund's average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services

Notes to Financial Statements – continued

to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended October 31, 2011, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $1,521 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $639, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $90,858,533 and $220,819,119, respectively.

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 10/31/11		Year ended 10/31/10
	Shares	Amount	Shares	Amount
Shares sold
Class A	1,087,702	$9,974,156	2,417,477	$21,991,858
Class B	59,693	540,555	126,650	1,135,412
Class C	233,578	2,106,266	900,154	8,028,474
Class I	2,541,297	23,415,565	3,165,784	28,996,117
Class W	96,788	895,260	269,714	2,477,980
Class R1	3,264	29,260	59	532
Class R2	594	5,396	3,351	31,025
Class R3	0 (a)	1	—	—
Class R4	13,166	121,606	56,699	517,125
	4,036,082	$37,088,065	6,939,888	$63,178,523
Shares issued to shareholders in reinvestment of distributions
Class A	125,342	$1,149,384	—	$—
Class B	7,554	68,288	—	—
Class C	35,865	323,505	—	—
Class I	218,096	2,010,847	—	—
Class W	5,022	46,299	—	—
Class R1	198	1,778	—	—
Class R2	324	2,958	—	—
Class R3	267	2,451	—	—
Class R4	2,681	24,746	—	—
	395,349	$3,630,256	—	$—
Shares reacquired
Class A	(4,463,899)	$(40,885,009)	(4,344,642)	$(39,305,777)
Class B	(265,849)	(2,389,698)	(300,404)	(2,684,327)
Class C	(1,363,459)	(12,204,101)	(1,198,525)	(10,698,794)
Class I	(11,712,091)	(106,642,384)	(1,515,816)	(13,913,395)
Class W	(260,790)	(2,383,769)	(318,302)	(2,879,612)
Class R1	(258)	(2,296)	—	—
Class R2	(2,417)	(21,635)	—	—
Class R4	(34,354)	(318,006)	(25,263)	(230,185)
	(18,103,117)	$(164,846,898)	(7,702,952)	$(69,712,090)

Notes to Financial Statements – continued

	Year ended 10/31/11		Year ended 10/31/10
	Shares	Amount	Shares	Amount
Net change
Class A	(3,250,855)	$(29,761,469)	(1,927,165)	$(17,313,919)
Class B	(198,602)	(1,780,855)	(173,754)	(1,548,915)
Class C	(1,094,016)	(9,774,330)	(298,371)	(2,670,320)
Class I	(8,952,698)	(81,215,972)	1,649,968	15,082,722
Class W	(158,980)	(1,442,210)	(48,588)	(401,632)
Class R1	3,204	28,742	59	532
Class R2	(1,499)	(13,281)	3,351	31,025
Class R3	267	2,452	—	—
Class R4	(18,507)	(171,654)	31,436	286,940
	(13,671,686)	$(124,128,577)	(763,064)	$(6,533,567)

(a)	Less than 1 share.

On April 12, 2011, the Board of Trustees of the fund approved revisions to the underlying fund selections and underlying fund target weightings of the MFS fund-of-funds. As of July 1, 2011, the fund is no longer an underlying fund selection of the MFS fund-of-funds and the MFS fund-of-funds holdings in Class I shares were redeemed in 2011.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended October 31, 2011, the fund’s commitment fee and interest expense were $1,491 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	10,015,059	179,408,305	(188,896,626)	526,738

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$11,690	$526,738

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust XV and the Shareholders of MFS Diversified Target Return Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Diversified Target Return Fund (one of the portfolios comprising MFS Series Trust XV) (the “Fund”) as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years for the period then ended and for the period from December 20, 2007 (commencement of operations) through October 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Diversified Target Return Fund as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from December 20, 2007 (commencement of operations) through October 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 16, 2011

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of December 1, 2011, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 48)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A
Robert C. Pozen (k) (age 65)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010)	Medtronic, Inc, (medical devices), Director (since 2004); The Nielsen Company (market research), Director (since 2010); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INDEPENDENT TRUSTEES
David H. Gunning (age 69)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 56)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 70)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 66)	Trustee	December 2004	Private investor	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
John P. Kavanaugh (age 57)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)	N/A
J. Dale Sherratt (age 73)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 54)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (property and casualty insurance), Director
Robert W. Uek (age 70)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Maria F. DiOrioDwyer (k) (age 52)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer Chief Compliance Officer (since December 2006)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Christopher R. Bohane (k) (age 37)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
John M. Corcoran (k) (age 46)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A
Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 43)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President	N/A
Timothy M. Fagan (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robyn L. Griffin (age 36)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm).	N/A
Brian E. Langenfeld (k) (age 38)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Ellen Moynihan (k) (age 54)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President	N/A
Susan S. Newton (k) (age 61)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 59)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 67)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
James O. Yost (k) (age 51)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2011, the Trustees served as board members of 105 funds within the MFS Family of Funds.

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza, New York, NY 10081
Sub-Investment Adviser	Independent Registered Public Accounting Firm
UBS Global Asset Management (Americas) Inc. One North Wacker Drive, Chicago, Illinois 60606	Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Distributor
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741
Portfolio Managers
Curt Custard Jonathan Davies Joseph Flaherty Andreas Koester Natalie Shapiro

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS and investment sub-advisory agreement among MFS Series Trust XV, on behalf of the Fund, MFS and UBS (“UBS”) (together, the “Agreements”). The Trustees consider matters bearing on the Fund and its advisory arrangement at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2011 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreements for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS and UBS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the Agreements, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreements for the Fund were considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS and UBS under the Agreements and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the on the investment performance of the Fund for various time periods ended December 31, 2010 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iii) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund,

Board Review of Investment Advisory Agreement – continued

(iv) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (v) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vi) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, (vii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds, and (viii) information regarding the overall organization of UBS, including information about UBS personnel providing investment advisory services to the Fund. The comparative fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS or UBS.

The Trustees’ conclusion as to the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the total return investment performance of the Fund’s Class A shares as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2010, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 3rd quintile for the one-year period ended December 31, 2010 relative to the Lipper performance universe. The Fund commenced operations in December 2007; therefore no performance data for

Board Review of Investment Advisory Agreement – continued

the five-year period was available for the Fund. Because of the passage of time, these performance results may from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreements, that they were satisfied with MFS’ and UBS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees noted that MFS (and not the Fund) pays UBS its sub-advisory fee from its advisory fees. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund's last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, and with respect to the MFS Funds considered as a group, and other investment companies and accounts advised

Board Review of Investment Advisory Agreement – continued

by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the advisory fees charged to the Fund and the sub-advisory fee paid by MFS to UBS represent reasonable compensation in light of the services being provided by MFS and UBS to the Fund.

In addition, the Trustees considered MFS’ and UBS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS, UBS, and MFS’ ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreements, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS and UBS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS and UBS such as reputational value derived from serving as an investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS and MFS’ investment sub-advisory agreement with UBS should be continued for an additional one-year period, commencing August 1, 2011.

Board Review of Investment Advisory Agreement – continued

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the Fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2011 income tax forms in January 2012. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

For corporate shareholders, 38.09% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number and account balances

•Account transactions and transaction history

•Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“D&T”) to serve as independent accountants to the series of the Registrant (the series referred to as the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended October 31, 2011 and 2010, audit fees billed to the Fund by D&T were as follows:

	Audit Fees
	2011	2010
Fees billed by D&T:
MFS Diversified Target Return Fund	53,970	53,391

For the fiscal years ended October 31, 2011 and 2010, fees billed by D&T for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2011	2010	2011	2010	2011	2010
Fees billed by D&T:
To MFS Diversified Target Return Fund	0	0	10,481	10,367	601	2,035
To MFS and MFS Related Entities of MFS Diversified Target Return Fund*	824,004	1,354,540	0	0	0	0

	2011	2010
Aggregate fees for non-audit services:
To MFS Diversified Target Return Fund, MFS and MFS Related Entities#	1,322,331	1,741,838

*	This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).
#	This amount reflects the aggregate fees billed by D&T for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees included under “All Other Fees” are fees for products and services provided by D&T other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,”

including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST XV

By (Signature and Title)*	MARIA F. DIORIODWYER
Maria F. DiOrioDwyer, President

Date: December 16, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	MARIA F. DIORIODWYER
Maria F. DiOrioDwyer, President (Principal Executive Officer)

Date: December 16, 2011

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, Treasurer (Principal Financial Officer and Accounting Officer)

Date: December 16, 2011

*	Print name and title of each signing officer under his or her signature.